                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 July 26, 2001


                          FOX ENTERTAINMENT GROUP, INC.
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             (Exact name of registrant as specified in its charter)

          Delaware                       1-14595                95-4066193
-----------------------------   -------------------------  ---------------------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)

                           1211 Avenue of the Americas
                            New York, New York 10036
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                   (Address of principal executive offices)

        Registrant's telephone number, including area code (212) 852-7111
                                                           --------------


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          (Former name or former address, if changed since last report)
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Item 2:  Acquisition or Disposition of Assets.
         -------------------------------------

         On July 31, 2001, The News Corporation Limited ("News Corporation") completed its acquisition of Chris-Craft Industries, Inc. ("Chris-Craft") and its subsidiaries, BHC Communications, Inc. ("BHC") and United Television, Inc. ("United Television"). The acquisition of Chris-Craft, BHC and United
Television were accomplished pursuant to separate Agreements and Plans of Merger, dated August 13, 2000, as amended, by and among News Corporation, News Publishing Australia Limited ("NPAL"), a wholly-owned subsidiary of News Corporation, and Fox Television Holdings, Inc. ("Fox Television Holdings"), a wholly-owned subsidiary Fox Entertainment Group, Inc. ("FEG") and each of Chris-Craft, BHC and United Television, as applicable. FEG is a majority-owned subsidiary of News Corporation.

         Pursuant to the Transfer Agreement, dated as of August 13, 2000, among News Corporation, NPAL, FEG Holdings, Inc. and FEG, on July 31, 2001, News Corporation transferred all of the assets of Chris-Craft and its subsidiaries (subject to all liabilities of such entities, including liabilities incurred in connection with the mergers), except for $1.7 billion of cash, cash equivalents, marketable securities and other investments and the plastic business conducted by Chris-Craft and its subsidiaries, to FEG in exchange for the issuance by FEG of 122,244,272 shares of its Class A Common Stock to News Corporation; increasing News Corporation's indirect equity interest in FEG from 82.76 percent to 85.25 percent. The number of shares issued by FEG to News Corporation was determined based on the fair market value of FEG Class A Common Stock and the value of the assets transferred to FEG as of the execution of the Transfer Agreement on August 13, 2000. Simultaneously upon receipt of these assets and liabilities, FEG transferred title to all of the Federal Communications Commission ("FCC") licenses of the 10 newly-acquired television stations to Fox Television Stations, Inc. ("Fox Television Stations"). The newly acquired stations are: WWOR (UPN-9) in New York, KCOP (UPN-13) in Los Angeles, KPTV (UPN-
12) in Portland, KBHK (UPN-44) in San Francisco, KMSP (UPN-9) in Minneapolis, KUTP (UPN-45) in Phoenix, WUTB (UPN-24) in Baltimore, WRBW (UPN-65) in Orlando, KMOL (NBC-4) in San Antonio and KTVX (ABC-4) in Salt Lake City.

         The acquisitions were approved by the Department of Justice (the "DOJ") subject to a Consent Order that requires the divestiture of the television station in Salt Lake City (KTVX (ABC-4)). The Consent Order will be satisfied if the DOJ approves a buyer for the station by September 9, 2001, subject to two 30 day extensions at the DOJ's discretion. FCC approval of the transactions similarly requires divestiture of KTVX which will be satisfied if, by January 31, 2002, Fox Television Stations files an application with the FCC to assign the KTVX license. In addition, the FCC required Fox Television Stations to divest sufficient stations to come into compliance with its national station ownership cap. To comply with this requirement, Fox Television Stations is required to file with the FCC the license assignment applications necessary to come into compliance with the cap within 12 months of the issuance of a final order in the pending judicial challenge to the FCC's national station ownership rule.

Item 5:  Other Events.
         -------------

         On July 26, 2001, News Corporation, Fox Television Stations and Clear Channel Communications, Inc. ("Clear Channel") announced a binding agreement to enter into an Asset Exchange Agreement pursuant to which Fox Television Stations and FEG will exchange two television stations KTVX-TV in Salt Lake City, Utah and KMOL-TV in San Antonio, Texas for Clear Channel television station WFTC-TV in Minneapolis, Minnesota. The parties entered into the Asset Exchange Agreement on July 31, 2001.

         On August 8, 2001, News Corporation, Fox Television Stations and Viacom Inc. ("Viacom") announced that the companies entered into an Asset Exchange Agreement pursuant to which Fox Television Stations and FEG will exchange television station KBHK-TV for two Viacom television stations, WDCA (UPN-20) in Washington, D.C. and KTXH (UPN-20) in Houston, Texas.

         Consummation of each of the transactions with Clear Channel and Viacom is subject to certain customary closing conditions including the approval of the DOJ, the Federal Trade Commission and the FCC. The closing of these exchanges are anticipated to occur before the end of the 2001 calendar year.

         The transaction with Clear Channel satisfies the FCC divestiture requirement with respect to KTVX and, if the DOJ approves Clear Channel as a buyer, will satisfy the requirements of the Consent Order. Both the Clear Channel and Viacom transactions will reduce the national audience reach of Fox Television Stations, and therefore move News Corporation toward compliance with the FCC's national station ownership cap.


Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits.
         -------------------------------------------------------------------

                  (a)      Financial Statements of Business Acquired.

                           The financial statements required by this item are
not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

                  (b)      Pro Forma Financial Information.

                           The pro forma financial statements required by this
item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securties and Exchange Commission by amendment as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

                  (c)      Exhibits.

                  2.1 Agreement and Plan of Merger, dated as of August 13, 2000, among Chris-Craft Industries, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                  2.2 Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                  2.3 Agreement and Plan of Merger, dated as of August 13, 2000, among United Television, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                  2.4 Amendment No. 1 to Agreement and Plan of Merger, dated as of August 13, 2000, among Chris-Craft Industries, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                  2.5 Amendment No. 1 to Agreement and Plan of Merger, dated as of August 13, 2000, among BHC Communications, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                  2.6 Amendment No. 1 to Agreement and Plan of Merger, dated as of August 13, 2000, among United Television, Inc., The News Corporation Limited, News Publishing Australia Limited and Fox Television Holdings, Inc.

                  10.1 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and Chris-Craft Industries, Inc.

                  10.2 Irrevocable Proxy, dated August 13, 2000, to vote the Class A Common Stock and Class B Common Stock of BHC Communications, Inc.

                  10.3 Voting Agreement, dated as of August 13, 2000, among The News Corporation Limited, News Publishing Australia Limited and BHC Communications, Inc.

                  10.4 Irrevocable Proxy, dated August 13, 2000, to vote the Common Stock of United Television, Inc.

                  10.5 Form of Transfer Agreement among The News Corporation Limited, News Publishing Australia Limited, FEG Holdings, Inc. and Fox Entertainment Group, Inc.

                  99.1 Press Release issued by The News Corporation Limited on July 26, 2001.

                  99.2 Press Release issued by The News Corporation Limited on July 31, 2001.

                  99.3 Press Release issued by The News Corporation Limited on August 8, 2001.


         This report contains forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements in this report include the expected consummation of each of the transactions with Viacom and Clear Channel contained herein. The risk of new and changing regulation in the U.S. and internationally, and other circumstances, could cause the actual results to differ materially from those described in the forward-looking statements.

         Risks associated with the business of FEG can be found in its Securities and Exchange Commission filings. FEG expressly disclaims any intent or obligation to update these forward-looking statements.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              FOX ENTERTAINMENT GROUP, INC.



                                              By:  /s/ Lawrence A. Jacobs
                                                   ----------------------------
                                                   Lawrence A. Jacobs
                                                   Secretary

Dated:  August 14, 2001

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                                  EXHIBIT INDEX

                                                                            Page Number in
                                                                            Sequential
                                                                            Numbering System
                                                                            ----------------
2.1    Agreement and Plan of Merger, dated as of August 13, 2000, among
       Chris-Craft Industries, Inc., The News Corporation Limited, News
       Publishing Australia Limited and Fox Television Holdings, Inc.
       (2)

2.2    Agreement and Plan of Merger, dated as of August 13, 2000, among
       BHC Communications, Inc., The News Corporation Limited, News
       Publishing Australia Limited and Fox Television Holdings, Inc.
       (3)

2.3    Agreement and Plan of Merger, dated as of August 13, 2000, among
       United Television, Inc., The News Corporation Limited, News
       Publishing Australia Limited and Fox Television Holdings, Inc.
       (4)

2.4    Amendment No. 1 to Agreement and Plan of Merger, dated as of
       August 13, 2000, among Chris-Craft Industries, Inc., The News
       Corporation Limited, News Publishing Australia Limited and Fox
       Television Holdings, Inc. (5)

2.5    Amendment No. 1 to Agreement and Plan of Merger, dated as of
       August 13, 2000, among BHC Communications, Inc., The News
       Corporation Limited, News Publishing Australia Limited and Fox
       Television Holdings, Inc. (6)

2.6    Amendment No. 1 to Agreement and Plan of Merger, dated as of
       August 13, 2000, among United Television, Inc., The News
       Corporation Limited, News Publishing Australia Limited and Fox
       Television Holdings, Inc. (7)

10.1   Voting Agreement, dated as of August 13, 2000, among The News
       Corporation Limited, News Publishing Australia Limited and
       Chris-Craft Industries, Inc. (8)

10.2   Irrevocable Proxy, dated August 13, 2000, to vote the Class A
       Common Stock and Class B Common Stock of BHC Communications, Inc.
       (9)

10.3   Voting Agreement, dated as of August 13, 2000, among The News
       Corporation Limited, News Publishing Australia Limited and BHC
       Communications, Inc. (10)

10.4 Irrevocable Proxy, dated August 13, 2000, to vote the Common Stock of United Television, Inc. (11)

10.5   Form of Transfer Agreement among The News Corporation Limited,
       News Publishing Australia Limited, FEG Holdings, Inc. and Fox
       Entertainment Group, Inc. (12)

99.1   Press Release issued by The News Corporation Limited on July 26,             8
       2001. (1)

99.2   Press Release issued by The News Corporation Limited on July 31,            10
       2001. (1)

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
                                                                            Page Number in
                                                                            Sequential
                                                                            Numbering System
                                                                            ----------------
99.3    Press Release issued by The News Corporation Limited                       11
        on August 8, 2001. (1)

-------------------------------
 (1)   Filed herewith.

 (2)   Incorporated herein by reference to exhibit 2.1 to Chris-Craft's
       Current Report on Form 8-K filed on August 23, 2000 (File No.
       001-02999).

 (3)   Incorporated herein by reference to exhibit 2.1 to BHC's Current
       Report on Form 8-K filed on August 23, 2000 (File No. 001-10342).

 (4)   Incorporated herein by reference to exhibit 2.1 to United
       Television's Current Report on Form 8-K filed on August 23, 2000
       (File No. 001-08411).

 (5)   Incorporated herein by reference to exhibit 2.4 to News
       Corporation's Registration Statement on Form F-4 filed on
       December 7, 2000 (Registration No. 333-51434).

 (6)   Incorporated herein by reference to exhibit 2.5 to News
       Corporation's Registration Statement on Form F-4 filed on
       December 7, 2000 (Registration No. 333-51434).

 (7)   Incorporated herein by reference to exhibit 2.6 to News
       Corporation's Registration Statement on Form F-4 filed on
       December 7, 2000 (File No. 333-51434).

 (8)   Incorporated herein by reference to exhibit 10.1 to Chris-Craft's
       Current Report on Form 8-K filed on August 23, 2000 (File No.
       001-02999).

 (9)   Incorporated herein by reference to exhibit 10.2 to Chris-Craft's
       Current Report on Form 8-K filed on August 23, 2000 (File No.
       001-02999).

(10)   Incorporated herein by reference to exhibit 10.3 to BHC's Current
       Report on Form 8-K filed on August 23, 2000 (File No. 001-10342).

(11)   Incorporated herein by reference to exhibit 10.4 to BHC's Current
       Report on Form 8-K filed on August 23, 2000 (File No. 001-10342).

(12) Incorporated herein by reference to exhibit 10.5 to the Registrant's Current Report on Form 8-K filed on August 23, 2000
       (File No. 001-14595).

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